UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 28, 2005

                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                 0-18292                                51-2152284
         (Commission File Number)            (IRS Employer Identification No.)


   1117 PERIMETER CENTER WEST, SUITE N415                  30338
              ATLANTA, GEORGIA                           (Zip Code)
       (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  2.01.     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     Effective July 28, 2005, the Registrant completed the transactions contemplated by that certain agreement with Frost Bank relating to the restructuring of the credit facilities provided by Frost Bank to CCI Telecom, Inc., a Nevada corporation ("CCI"), the wholly-owned subsidiary of the Registrant.

     Pursuant to the agreement to restructure CCI's obligation to Frost Bank, the Registrant satisfied CCI's obligation to Frost Bank as follows:

- The Registrant issued to Frost Bank 400,000 shares of the Registrant's Series B Preferred Stock. Each share of the Series B Preferred Stock of the Registrant is convertible into one share of the Registrant's common stock. The holders of shares of the Series B Preferred Stock do not have voting rights on any matters submitted to the vote of the Registrant's stockholders. The shares of the Series B Preferred Stock issued to Frost Bank bear a legend restricting their disposition, as required by the Securities Act of 1933, as amended (the "Act"). The Registrant has agreed to file a Registration Statement under the Act to cover the common stock issuable upon the conversion of the Series B Preferred Stock.

- All common stock warrants previously issued by CCI to Frost Bank were cancelled.

-    The  Line  of  Credit  with  Frost  Bank  for  $4,550,000  was  terminated.

- Frost Bank provided a release of all security interests and liens upon all collateral presently securing the debt to Frost Bank, in consideration for Frost Bank receiving the following:

     - The Registrant delivered to Frost Bank a one-time cash payment of $2,500,000.00.

     - Effective July 28, 2005, the Registrant executed a Promissory Note in favor of Frost Bank in the amount of $300,000 paying interest at 12 percent per annum, maturing 13 months after being issued.

     - In connection with the Registrant's July 28, 2005 Promissory Note in favor of Frost Bank, each of Contemporary Constructors, Inc., a Texas corporation, CCI, CCI Integrated Solutions, Inc., a Texas corporation ("CCI Integrated"), Berkshire Wireless, Inc., a Massachusetts corporation ("Berkshire Wireless") and Michael J. Novak ("Novak") entered into Guaranty Agreements with Frost Bank, dated July 28, 2005, pursuant to which each of Contemporary Constructors, Inc., CCI, CCI Integrated, Berkshire Wireless and Novak agreed to guaranty all payments of the Registrant's indebtedness related to the Promissory Note.

     - The Registrant issued to Frost Bank 500,000 shares of the Registrant's Series C Preferred Stock. Each share of the Series C Preferred Stock of the Registrant is convertible into one share of the Registrant's common stock. The holders of shares of the Series C Preferred Stock do not have voting rights on any matters submitted to the vote of the Registrant's stockholders. The shares of the Series C Preferred Stock issued Frost Bank bear a legend restricting their disposition, as required by the Act. The Registrant has agreed to file a Registration Statement under the Act to cover the common stock issuable upon the conversion of the Series C Preferred stock.

     - Frost Bank received a put option with respect to the Registrant's Series C Preferred Stock held by Frost Bank whereby Michael J. Novak agreed to purchase from Frost Bank 500,000 shares of the Series C Preferred Stock to at the price of $3.50 per share.

     The source of the $2,500,000.00 cash payment to Frost Bank was the Registrant's new $5 million asset based credit facility with CAPCO Financial Company, a division of Palo Alto, California based Greater Bay Bank N. A. (the "Credit Facility"). The initial term of the Credit Facility is 12 months. The Credit Facility is


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collateralized  by  all of the assets of CCI. In addition, the Registrant issued to Greater Bay Bank N. A. a warrant to purchase up to 862,069 shares of the Registrant's common stock over a seven-year period. The Credit Facility agreement between CCI and CAPCO, dated July 28, 2005, as amended, is attached as an exhibit to this Current Report.

     In connection with the Credit Facility, the Registrant entered into a guaranty agreement with CAPCO, pursuant to which the Registrant agreed to guarantee all payments of CCI's indebtedness related to the Credit Facility. The Guaranty Agreement between the Registrant, CCI and CAPCO, dated July 27, 2005, is attached as an exhibit to this Current Report.

     The Registrant's board of directors determined that the terms of the agreements with Frost Bank and CAPCO are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transactions. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the transactions were fair from a financial point of view.

     The descriptions of the agreements with Frost Bank are qualified in their entirety by reference to the actual agreements, attached as exhibits to the Current Report filed with the Commission on May 25, 2005, and to this Current Report. The descriptions of the agreements with CAPCO are qualified in their entirety by reference to the actual agreements, attached as exhibits to this Current Report.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See Item 2.01 of this Current Report.

ITEM  3.02.     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     See Item 2.01 of this Current Report.

ITEM  3.03.     MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.

     Effective July 25, 2005, the Registrant amended its Certificates of Designation for the Series B and C preferred stock by filing Certificates of Amendment to the Certificates of Designation for the Series B and C preferred stock with the Secretary of State of Delaware. The amended Certificates of Designation are attached as exhibits to this Current Report.


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ITEM  9.01.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
                EXHIBITS.

     (c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT  NO.   IDENTIFICATION  OF  EXHIBIT
------------   ---------------------------
     4.1       Certificate  of  Amendment  to the Certificate of Designation for
               Series  B  Preferred  Stock, filed with the Secretary of State of
               Delaware  effective  July  25,  2005.
     4.2       Certificate  of  Amendment  to the Certificate of Designation for
               Series  C  Preferred  Stock, filed with the Secretary of State of
               Delaware  effective  July  25,  2005.
    10.1       Guaranty  Agreement  between  Frost  Bank  and  Contemporary
               Constructors,  Inc.,  dated  July  28,  2005.
    10.2       Guaranty  Agreement  between the Registrant, CCI and CAPCO, dated
               July  27,  2005.
    10.3       Guaranty  Agreement  between  Frost  Bank  and CCI Telecom, Inc., dated  July  28,  2005.
    10.4       Guaranty  Agreement  between  Frost  Bank and Berkshire Wireless,
               Inc.,  dated  July  28,  2005.
    10.5       Guaranty  Agreement  between  Frost  Bank  and  CCI  Integrated
               Solutions,  Inc.,  dated  July  28,  2005.
    10.6       Guaranty Agreement between Frost Bank and Michael J. Novak, dated
               July  28,  2005.
    10.7       Contract  for  Sale  and  Security Agreement between CCI Telecom,
               Inc.  and  CAPCO,  dated  July  18,  2005.
    10.8       Amendment  No.  1 to the Contract for Sale and Security Agreement
               between  CCI  Telecom,  Inc.  and  CAPCO  dated  July  26,  2005.
    10.9       Amendment  No.  2 to the Contract for Sale and Security Agreement
               between  CCI  Telecom,  Inc.  and  CAPCO,  dated  July  27, 2005.
   10.10       Promissory  Note  between  Frost Bank and the Registrant, dated
               July  28,  2005.
   10.11       Put  Agreement  between  Michael J. Novak and Frost Bank, dated
               July  28,  2005.
   10.12       Arbitration and Notice of Final Agreement between Frost Bank and the  Registrant,  dated  July  28,  2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 11, 2005.

                                    CHARYS HOLDING COMPANY, INC.


                                    By /s/ Billy  V.  Ray,  Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer


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